Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of July 31, 2007 (this “Amendment”), is among Perrigo Company (the “U.S. Borrower”), the Foreign Subsidiary Borrowers party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Bank Leumi USA, as Syndication Agent, and Bank of America, N.A., LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank, N.A. and National City Bank of the Midwest, as Documentation Agents.
R E C I T A L
     The Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agents are parties to a Credit Agreement dated as of March 16, 2005, as amended (the “Credit Agreement”). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.
T E R M S
     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
ARTICLE 1.
AMENDMENTS.
     The Credit Agreement is amended as follows:
     1.1 The final paragraph of Section 6.01 is restated as follows:
Notwithstanding the foregoing, the aggregate amount of all Indebtedness of all Material Non-Guarantor Subsidiaries, other than Indebtedness permitted under Section 6.01(a), (b), (d) or (e) above, shall not exceed $75,000,000.
     1.2 Section 6.04(d) is restated as follows:
          (d) Investments, loans or advances made by (i) the U.S. Borrower or any Subsidiary to the U.S. Borrower or any Domestic Subsidiary that is a Guarantor or (ii) any Foreign Subsidiary that is not a Guarantor to any Subsidiary;
     1.3 Section 6.04(g) is restated as follows:
          (g) Guarantees, investments, loans or advances not otherwise permitted by this Section 6.04 not in excess of ten percent (10%) of Consolidated Total Assets in the aggregate; provided that the aggregate amount of such Guarantees of, and investments, loans or advances to, Subsidiaries that are not Guarantors shall not exceed $75,000,000 in aggregate outstanding amount (exclusive of investments, loans or advances to Subsidiaries under Section 6.04(d)(ii)).

ARTICLE 2.
REPRESENTATIONS.
     Each Borrower represents and warrants to the Lenders and Administrative Agent that:
     2.1 The execution, delivery and performance of this Amendment are within its powers and have been duly authorized by it. This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms thereof.
     2.2 After giving effect to the amendments and waiver herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Default or Event of Default exists or has occurred and is continuing on the date hereof.
ARTICLE 3.
CONDITIONS PRECEDENT.
     This Amendment shall be effective as of the date hereof when it shall be executed by the Borrowers, the Required Lenders, the Administrative Agent and the Syndication Agent and the Consent and Agreement attached hereto is signed by the Guarantors.
ARTICLE 4.
MISCELLANEOUS.
     4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.
     4.2 Except as expressly amended hereby, each Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
     4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.
[Signatures on the following pages]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PERRIGO COMPANY
By:	/s/ James R. Ondersma
	Name:	James R. Ondesma
	Title:	Treasurer

AGIS INDUSTRIES (1983) LTD.
By:	/s/ Judy L. Brown
	Name:	Judy L. Brown
	Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent
By:	/s/ Thomas A. Gamm
	Name:	Thomas A. Gamm
	Title:	Senior Vice President

BANK LEUMI USA, as a Lender and as Syndication Agent
By:	/s/ Dr. Avram Keusch
	Name:	Dr. Avram Keusch
	Title:	Vice President

By:	/s/ Yuval Talmy
	Name:	Yuval Talmy
	Title:	First Vice President

BANK OF AMERICA, N.A., as a Lender and as Documentation Agent
By:	/s/ Zubin R. Shroff
	Name:	Zubin R. Shroff
	Title:	Vice President

LASALLE BANK MIDWEST NATIONAL ASSOCIATION, formerly known as Standard Federal Bank N.A., as a Lender and as Documentation Agent
By:	/s/ David W. Edwards
	Name:	David W. Edwards
Title:

NATIONAL CITY BANK, AS SUCCESSOR BY MERGER TO NATIONAL CITY BANK OF THE MIDWEST, as a Lender and as Documentation Agent
By:	/s/ Timothy B. Bennett
	Name:	Timothy B. Bennett
	Title:	Senior Vice President

FIFTH THIRD BANK
By:	/s/ Randal Wolffis
	Name:	Randal Wolffis
	Title:	Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ Ciaran Doyle
	Name:	Ciaran Doyle
	Title:	Authorised Signature

By:	/s/ Carla Ryan
	Name:	Carla Ryan
	Title:	Authorised Signature

COMERICA BANK
By:	/s/ Catherine M. Young
	Name:	Catherine M. Young
	Title:	Vice President

THE NORTHERN TRUST COMPANY
By:	/s/ Mark E. Taylor
	Name:	Mark E. Taylor
	Title:	Senior Vice President

CONSENT AND AGREEMENT
     As of the date and year first above written, each of the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

L. PERRIGO COMPANY
By:	/s/ James R. Ondersma
	Name:	James R. Ondersma
	Title:	Treasurer

PERRIGO COMPANY OF SOUTH CAROLINA, INC.
By:	/s/ James R. Ondersma
	Name:	James R. Ondersma
	Title:	Treasurer

PERRIGO PHARMACEUTICALS COMPANY
By:	/s/ James R. Ondersma
	Name:	James R. Ondersma
	Title:	Treasurer

PERRIGO INTERNATIONAL, INC.
By:	/s/ James R. Ondersma
	Name:	James R. Ondersma
	Title:	Treasurer

PERRIGO INTERNATIONAL HOLDINGS, INC.
By:	/s/ James R. Ondersma
	Name:	James R. Ondersma
	Title:	Treasurer